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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                               September 16, 2002
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                      001-14039              64-0844345
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5. OTHER EVENTS

Callon Petroleum Company ("CALLON") has previously issued $36 million in aggregate principal amount of 10.125% Senior Subordinated Notes due 2002 (the "NOTES") pursuant to the Indenture between Callon and American Stock Transfer & Trust Company dated July 31, 1997 (as amended, the "INDENTURE"). The original maturity date of the Notes was September 15, 2002. Prior to September 15, 2002, holders of $22,915,000 in aggregate principal amount of Notes agreed to extend the maturity of such Notes until July 31, 2004. On September 16, 2002, Callon paid all principal and interest due to holders of Notes who had not agreed to extend the maturity of their Notes and entered into a Second Supplemental Indenture that amends the Indenture. The Second Supplemental Indenture extended the maturity of the remaining Notes until July 31, 2004.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

       EXHIBIT NUMBER                            TITLE OF DOCUMENT

           4.1 Second Supplemental Indenture, dated September 16, 2002, to Indenture between Callon Petroleum Company and American Stock Transfer & Trust Company dated July 31, 1997.

ITEM 8. CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9. REGULATION FD DISCLOSURE

         Not applicable



                                      -2-
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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CALLON PETROLEUM COMPANY



September 18, 2002                           By: /s/ James O. Bassi
                                                 -------------------------------
                                                 James O. Bassi
                                                 Vice President and Controller




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                                  EXHIBIT INDEX


       EXHIBIT NUMBER                            TITLE OF DOCUMENT
       --------------                            -----------------

           4.1                      Second Supplemental Indenture, dated
                                    September 16, 2002, to Indenture between
                                    Callon Petroleum Company and American Stock
                                    Transfer & Trust Company dated July 31,
                                    1997.